UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 3, 2010

CHENIERE ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-33366	20-5913059
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS.

On June 3, 2010, Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. issued a joint press release regarding the initiation of a project to add liquefaction services at the Sabine Pass LNG receiving terminal.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

d) Exhibits

Exhibit Number	Description

99.1*	Press Release, dated June 3, 2010.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY PARTNERS, L.P.
By:	Cheniere Energy Partners GP, LLC, its general partner
By:	/s/ Meg A. Gentle
Name:	Meg A. Gentle
Title:	Senior Vice President and Chief Financial Officer
Date:	June 3, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1*	Press Release, dated June 3, 2010.

* Filed herewith.